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   As filed with the Securities and Exchange Commission on February 24, 1999
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of report (Date of earliest event reported):  February 9, 1999


                              GENESIS DIRECT, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)



                 0-24173                               22-3449666
       (Commission File Number)          (I.R.S. Employer Identification No.)


        100 Plaza Drive, Secaucus, NJ                              07094
  (Address of Principal Executive Offices)                       (Zip Code)



                                 (201) 867-2800
              (Registrant's Telephone Number, Including Area Code)



________________________________________________________________________________
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Item 2.  Acquisition or Disposition of Assets.

     In February 1999, Genesis Direct, Inc. and its wholly-owned subsidiary, Little Genesis, Inc. (together, the "Sellers"), entered into an agreement (the "Agreement") with School Specialty, Inc. (the "Buyer"). Pursuant to the Agreement, the Sellers agreed to sell, and the Buyer agreed to purchase, all of the outstanding limited liability company interests of Sportime, LLC (the "Company") for consideration of $23,000,000, payable in cash. The closing of the disposition took place on February 9, 1999. The Company offers both traditional and innovative recreational and athletic products to schools, camps, therapists and other institutions.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Business Acquired.
              -----------------------------------------

              Not applicable.

         (b)  Pro Forma Financial Information.
              -------------------------------

              See Exhibit 99.1

         (c)  Exhibits.
              --------

              The following exhibits are filed herewith:


         Exhibit
         -------
           No.                        Description
           ---                        -----------
           99.1             Pro Forma Financial Statements
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GENESIS DIRECT, INC.

                              By:          /s/ Ronald Benanto
                                     ---------------------------------
                                     Ronald Benanto
                                     Vice President and Chief Financial Officer
Date:  February 24, 1999